Exhibit 99.1

 Overview of PDS Biotech Drug Development Programs (Oncology)  NASDAQ: PDSB  September 2026

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to conduct clinical trials for PDS0301 (Formerly PDS01ADC and NHS-IL12) and PDS0101 (Versamune® HPV) and other Versamune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0301, PDS0103 and other Versamune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s or its partners’ ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding response rates, the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the Company’s ability to continue as a going concern; the anticipated benefits of the company strategic refocus on PDS0301; the Company’s ability to identify, negotiate and consummate strategic partnerships or other externally funded opportunities for PDS0101; the Company’s ability to preserve, realize or enhance the value of its development programs; the Company’s expectations regarding the timing availability and sufficiency of capital resources to execute its business strategy; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this presentation and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.   Versamune® is a registered trademark of PDS Biotechnology Corporation.

 Clinically Validated Immunotherapies for Solid Tumors with High Unmet Need  PDS Biotechnology  NASDAQ: PDSB  Two clinically advanced assets built on proprietary platforms that direct immune activity into the tumor, with development in partnership with the National Cancer Institute.  PDS0301 (Tumor-Targeted IL-12 Immunocytokine)   Designed to concentrate IL-12 in the tumor microenvironment while limiting systemic exposure. In an NCI-led Phase 2 trial in MSS/pMMR metastatic colorectal cancer (mCRC) with liver metastases, chemotherapy plus PDS0301 achieved a 71.4% response rate at six months and approximately 80% 24-month survival1,2. More than 380 patients dosed to date.   Following a September 2026 financing led by Nant Capital, Dr. Patrick Soon-Shiong joined the Board of Directors, bringing prior experience obtaining FDA approval for an immunocytokine. A registrational Phase 3 protocol for PDS0301 in mCRC is in design.  PDS0101 (Versamune® HPV16 Cancer Vaccine)  HPV16-positive head and neck cancer is an indication with no FDA-approved targeted therapy. VERSATILE-002 reported 39.3-month median overall survival3 in combination with pembrolizumab in first-line HPV16-positive recurrent/metastatic head and neck cancer. The published benchmark in the indication is 12-18 months4. VERSATILE-003 holds FDA Fast Track designation. Seeking strategic partnership or external funding for further development.  Near-Term Catalysts  Five PDS0301 data readouts anticipated between Q4 2026 and Q2 2028 across biochemically recurrent prostate cancer, metastatic castration-resistant prostate cancer, colorectal cancer with liver metastases, and Kaposi sarcoma  microsatellite stable (MSS) or mismatch repair-proficient (pMMR) disease

 Pipeline of Tumor-Targeted Immunotherapies  ChemoRT = chemoradiotherapy; HAIP = hepatic artery infusion pump; ICI = immune checkpoint inhibitor.  THERAPY/TREATMENT  INDICATION  PHASE 1  PHASE 2  PHASE 3  PARTNER  PDS0301  Fused IL-12 antibody conjugate  PDS0301 + Chemotherapy  Advanced liver-associated cancers:  metastatic colorectal cancer  intrahepatic cholangiocarcinoma  metastatic adrenocortical carcinoma  In Progress  PDS0301 + Enzalutamide  vs. enzalutamide  Biochemically recurrent prostate cancer  In Progress  PDS0301 + Docetaxel  Metastatic castration-resistant  prostate cancer  In Progress  PDS0301 Monotherapy  Advanced Kaposi sarcoma (Orphan)  In Progress  Versamune® +  PDS0301  PDS0101 + PDS0301 + ICI  HPV16-positive recurrent/metastatic  cancers  Complete  Versamune®  HPV16 Cancer  Vaccine Platform  PDS0101 + Pembrolizumab  VERSATILE-003 | vs. pembrolizumab  HPV16-positive recurrent/metastatic  head and neck cancer  FDA Fast Track  PDS0101 + ChemoRT  IMMUNOCERV  Locally advanced cervical cancer  Complete  PDS0101 +/- Pembrolizumab  Locally advanced HPV16-positive  head and neck cancer  Complete

 Overview of PDS0301

 Proprietary IL-12 Immunocytokine: PDS0301 – Tumor Targeting Immunocytokine  Tumor-targeted cytokine (IL-12)designed to accumulate within the tumor microenvironment (TME) with sustained presence in solid tumors5  Designed to address limitations of cytokine therapy and targets and accumulates in the TME5-7  Fusion to tumor targeting antibody prevents free IL-12  Tumor-targeting limits systemic presence  Promotes potent T cell and NK cell cytolytic (killing) activity within the TME  Promotes long-lasting self-renewing stem-like T cells NK cell phenotypes that promote anti-tumor activity8-10  Suppresses immune suppressive cells such as MDSC and Treg in the TME

 Tumor-targeted IL-12 immunocytokine  THE SOLUTION  PDS0301 fuses IL-12 to an antibody (NHS76) that seeks out dying tumor cells, delivering PDS0301 into the TME. This reduces immune suppressive factors e.g. MDSC, Treg, etc. Promotes T cells and NK cells within the TME.  HOW IT WORKS  NHS76 targets exposed DNA/histone complexes enriched in dying (necrotic) tumor cells therefore anchoring PDS0301 in the TME.  Agents that promote tumor cell death, when combined with PDS0301 will enhance delivery of PDS0301 into the tumors. Fusion of IL-12 to NHS76 prevents any free IL-12 in the body.   PDS0301 is designed to activate NK cells, CD8+ T cells, and Th1 inflammatory signaling in the tumor microenvironment.  THE CHALLENGE  The TME is a highly immune suppressive environment that can block T cell and NK activity within solid tumors thus limiting immunotherapy.   NHS76   Tumor Necrosis Targeting Antibody – Binds to exposed DNA histones  De-immunized Junction  PDS0301: Targets and Modifies the TME of Solid Tumors to become Less Resistant to Treatment with Added T Cell & NK Cell Activation in the TME5-7  NK = Natural killer; TME = Tumor microenvironment  IL-12  (p40 clipping-resistant)  IL-12  (p40 clipping-resistant)

 Phase 2 Clinical Study of PDS0301 and Chemotherapy in mCRC with Liver Metastases

 Endpoints  StudyDesign  Key Entry Criteria  Study Treatment  Non-Randomized Phase 2 Trial of PDS0301+ Chemotherapy as 2L or 3L Therapy in Patients with MSS and pMMR Colorectal Cancer with Liver Metastases  Trial Evaluated Various Immune Responses as Potential Predictive Biomarkers  Therapies were administered on six (6) 28-day cycles   PDS0301   PDS0301 is administered at 12 mcg/kg, given as a subcutaneous injection on Day 15 of each cycle     Chemotherapy  Floxuridine was administered by HAIP into the liver on Days1-14 of each cycle  FOLFOX was given via IV on Days 1 and 15 of each cycle   Patients must have had histologically or cytologically confirmed unresectable CRC metastatic to the liver.  Patients must have failed at least first-line chemotherapy   Age >18 yrs  ECOG ≤1  Primary:  Safety and tolerability  Objective response rates  Progression free survival  Key Secondary:  Overall Survival (OS)  Systemic immune response  microsatellite stable (MSS) or mismatch repair-proficient (pMMR) disease   A phase II nonrandomized clinical trial with a Simon two-stage design   Patients previously treated with at least first-line chemotherapy received HAIP floxuridine in combination with either leucovorin, 5-fluorouracil, and oxaliplatin (FOLFOX) or leucovorin, 5fluorouracil, and irinotecan (FOLFIRI), with subcutaneous PDS0301

 Chemotherapy + PDS0301 may Promote Durable Responses in Metastatic CRC1,2  3  Chemotherapy + PDS0301  6 Months  ORR = 71.4% (15/21)   Sequentially performed study chemo +/- PDS0301 at the same National Cancer Institute clinical site; Chemotherapy = Floxuridine by Hepatic artery infusion + systemic FOLFOX (IV)  Encouraging Responses at 6 months Post Treatment; Monitoring of Durability Continues  Consistent with the PDS0301 promotion of self-renewing memory T cells  Chemotherapy  6 Months  ORR = 35% (7/20)

 24-Month Survival Rate of Approximately 80%1,2  3  Probability of Survival (%)  Survival Post Treatment (Months)  Chemotherapy (N=20)*  Chemotherapy + PDS0301 (N=22)*  *Sequentially performed studies at the same clinical site– Not randomized head-to-head  PDS0301 + Chemotherapy Appears to Provide Survival Benefit

 Promising Results with PDS0301 in MSS/pMMR Metastatic Colorectal Cancer (mCRC) with Liver Metastases  Exelixis11  Incyte12  NCI/PDS Biotech1,2  Indication  mCRC w/wo liver metastases  mCRC w/wo liver metastases  mCRC with liver metastases  Therapy  Zanzalintinib + atezolizumab  INCA33890 (TGFβR2×PD-1)   Chemotherapy  + PDS0301  ORR  4.0%  15.2%  52% at 3 months  71% at 6 months  Median PFS  3.7 months  N/A  Hepatic – 12.7 months  Extra Hepatic – NE >13.1 months  Median OS  10.9 months  N/A  NE > 34 months  (24-month OS = ~ 80%)  No randomized head-to-head study has been performed between PDS0301, chemotherapy or other agents

 2L mCRC  mCRC Program Provides Significant Value Creation Opportunity  Current Focus  Types  71.4  80  >380%  %  Objective Response Rate1,2  <30% benchmark)*  24-month survival rate1,2  Dosed with PDS0301  in Phase 1and Phase 2   Trials  *No head-to-head studies have been performed.  patients  294,500 cases of mCRC in the 7 major markets, projected to increase through 2034  In 2024, total market size of mCRC in the 7 major markets was >US$13B projected to increase through 2034  The US revenue was ~$6B  About 50% of mCRC patients will have liver metastases3   Source: https://www.delveinsight.com/report-store/metastatic-colorectal-cancer-market

 PDS0301 Value-Creating Milestones Over the Next 6-18 Months Demonstrate Potential Breadth in Solid Tumors

 PDS0301: Tumor-Targeted IL-12 with Clinical Proof of Concept in Solid Tumors  Key Takeaways  Targeted delivery to the tumor addresses limitations that have constrained IL-12 therapy. Fusion to the NHS76 antibody anchors PDS0301 in the tumor microenvironment, sustains presence in the tumor, and prevents free systemic IL-12.  ✓  Activity observed in a population with no approved immunotherapy option. In an NCI-led Phase 2 trial in MSS/pMMR colorectal cancer with liver metastases, PDS0301 + chemotherapy showed a 71.4% objective response rate at six months1,2.  Survival data represent the more meaningful signal. Addition of PDS0301 to chemotherapy provided survival benefit. Approximately 80% of patients were alive at 24 months, with median overall survival (mOS) currently exceeding 34 months1,2. Published mOS in the population is < 12 months13.  Breadth extends well beyond colorectal cancer. Four NCI-partnered trials are in progress across metastatic colorectal cancer, biochemically recurrent and metastatic castration-resistant prostate cancer (mCRPC), and advanced Kaposi sarcoma. More than 380 patients have been dosed across Phase 1 & Phase 2. Promising interim PFS of 9.6 months reported for mCRPC in Q1 202614.  Five data readouts anticipated between Q4 2026 and Q2 2028, beginning with interim results in biochemically recurrent prostate cancer. Proceeds from the September 2026 financing are intended to advance PDS0301 into late-stage clinical development, with an additional tranche committed upon submission of a registrational Phase 3 protocol to the FDA.  ✓  ✓  ✓  ✓

 Overview of PDS0101 in HPV16-Positive HNSCC

 HPV16  HPV18  HPV 31/33/45/52/58  HPV 35/39/51/56/59/68  HPV-negative  HPV16+ Tumors Represent the Largest and Fastest Growing Type of HNSCC  HPV16+ HNSCC Rapidly Increasing in US/EU  Poor uptake of HPV vaccine15,16  Changing sexual behavior17  Unique pathophysiology of HPV1618  Annual Number of Oropharyngeal Cancer Cases  HPV16+  PDS Biotech focus

 PUBLISHED EVIDENCE  Two head-to-head studies demonstrate that HPV16-positive patients have statistically worse survival compared to other patient groups:  Early-stage HNSCC: HPV16+ patients had worse survival than other HPV+ (P16+) patients19  Advanced oral cancer: HPV16+ patients had worse survival than HPV-negative patients20  The rapidly increasing incidence of HPV16-positive head and neck cancer coupled with the potentially worse survival prognosis of these patients presents a rapidly growing unmet medical need that may be effectively addressed with PDS0101   HPV16+ Patients Have No Targeted Therapies and Worse Clinical Outcomes  NO FDA-APPROVED HPV16 TARGETED THERAPIES  2  1  A targeted approach for HPV16+ patients in ICI-resistant HPV+ cancers represents a significant opportunity

 HOW IT WORKS  1  2  3  ATTACK  Killer T cells hunt & destroy matching tumors  Immunologically active R-enantiomer of1,2-dioleoyl-trimethyl-ammonium (R-DOTAP)  R-DOTAP forms spherical bilayers in aqueous environment  Proprietary Cancer Vaccine Platform: The Versamune® Platform - Mechanism for Targeted Immune Attack on Tumors  Immunotherapy (cancer vaccine) platform designed to generate killer CD8+ T-cell responses against specific tumor antigens21-26  Clinical studies suggest potential to overcome limitations of cancer vaccine technologies  Potent and durable CD4+ & CD8+ T cells that target and accumulate in tumors (preclinical/clinical studies)21-26  Long-lasting memory T cells (preclinical/clinical studies)21,23  Nanoparticles sized 100-200nm to promote uptake by the immune system  ACTIVATE  Dendritic cells absorb & present proteins to T cells  UPTAKE  Promotes uptake of tumor proteins by immune cells  Antigen = protein present in the cancer that can be recognized and attacked by the immune system

 PDS0101: Training the Immune System to Find and Destroy HPV16+ Tumors21  CD4+helper T cell  CD8+killer T cell  HPV16 E6 & E7  Versamune®Activated CD8+Killer T Cell  Versamune® +HPVmix (PDS0101)  Targeted T CellsTrack to Tumor  Dendritic Cell  MHC class II  MHC class I  LYMPH NODE  TUMOR  Subcutaneous Injection of PDS0101 stimulates uptake by dendritic cells & accumulates in the lymph nodes  Activated T cells attack anddestroy tumor  3  T cells increase production of HPV16 specific CD8 killer & CD4 helper T cells, which recognize and infiltrate tumor   2  1

 Endpoints  Single-arm study  31 sites in US and EU  2 Cohorts:   ICI Naïve  ICI Resistant  HPV16-positive R/M HNSCC tumors  ≥18 years of age  Combined positive score (CPS) ≥1  PDS0101  5 doses: 1 mL Subcutaneous injection Q3W at Cycles 1, 2, 3, 4 & 12)  +  Pembrolizumab  200mg IV Q3W up to 35 Cycles (2 years)  Primary  Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST v1.1  Key Secondary  Overall Survival (OS)  Progression Free Survival (PFS) per RECIST v1.1   Safety and tolerability  StudyDesign  Key Entry Criteria for ICI Naïve Subjects  Study Treatment  Lead Clinical Program Evaluating PDS0101 in Combination with Checkpoint Inhibitors  VERSATILE-002: PDS0101 + Pembrolizumab in 1L HPV16+ R/M HNSCC

 PDS0101 + Pembrolizumab: mOS of 39.3 Months3  mOS = Median Overall Survival.  No head-to-head studies have been performed.  12-18 Months mOS is Benchmark with Pembrolizumab and Pembrolizumab + Chemotherapy4  Durable Survival: 11 Patients Surpassed 30 Months

 PDS0101 + Pembrolizumab: Near or Complete Tumor Shrinkage in Difficult-to-Treat Patients3  *Investigator assessment.  63% of recruited patients into the study had low CPS 1-193  Results  Confirmed disease control rate of 77.4%  ORR of 35.8%  21% of patients tumor regression of 90-100%

 PDS0101 + Pembrolizumab: Well-tolerated with a Low Incidence of Adverse Events3   *Occurred 1 year after completing PDS0101 therapy while patient was still on pembrolizumab.  Treatment related adverse events (TRAEs)   by Grade in ICI naïve and resistant patients  n (%)  Any Combination TRAE  76 (87.4)  Grade 1  40 (46.0)  Grade 2  26 (29.9)  Grade 3  8 (9.2)  Grade 4  1 (1.1)*  Grade 5  0  Most common Non-Injection   Site Reaction TRAEs  n (%)  Fatigue  30 (34.5)  Headache  13 (14.9)  Diarrhea  10 (11.5)

 PDS0101 + Pembrolizumab: Well-Positioned in 1L HPV16+ R/M HNSCC  No head-to-head studies have been performed.  Combinations with pembrolizumab  PDS0101: Only Subcutaneous Combination Therapy in Late-stage Development for 1L HPV16+ HNSCC  Genmab27  Bicara28  BioNTech29  PDS Biotech3  Median OS  Not disclosed  21.3 months  22.6 months  39.3 months  95% CI (23.9, NE)  Population   All comers  HPV-negative  HPV16-positive  HPV16-positive  Administration Convenience  IV Q2W until PD or toxicity  IV QW (D1, D8, D15)  IV Q1W 8X then Q3W for 24mos  5 subcutaneous injections of PDS0101  Cycles 1-4 Q3W & then Cycle 12

 Pipeline of Tumor-Targeted Immunotherapies  ChemoRT = chemoradiotherapy; HAIP = hepatic artery infusion pump; ICI = immune checkpoint inhibitor.  THERAPY/TREATMENT  INDICATION  PHASE 1  PHASE 2  PHASE 3  PARTNER  PDS0301  Fused IL-12 antibody conjugate  PDS0301 + Chemotherapy  Advanced liver-associated cancers:  metastatic colorectal cancer  intrahepatic cholangiocarcinoma  metastatic adrenocortical carcinoma  In Progress  PDS0301 + Enzalutamide  vs. enzalutamide  Biochemically recurrent prostate cancer  In Progress  PDS0301 + Docetaxel  Metastatic castration-resistant  prostate cancer  In Progress  PDS0301 Monotherapy  Advanced Kaposi sarcoma (Orphan)  In Progress  Versamune® +  PDS0301  PDS0101 + PDS0301 + ICI  HPV16-positive recurrent/metastatic  cancers  Complete  Versamune®  HPV16 Cancer  Vaccine Platform  PDS0101 + Pembrolizumab  VERSATILE-003 | vs. pembrolizumab  HPV16-positive recurrent/metastatic  head and neck cancer  FDA Fast Track  PDS0101 + ChemoRT  IMMUNOCERV  Locally advanced cervical cancer  Complete  PDS0101 +/- Pembrolizumab  Locally advanced HPV16-positive  head and neck cancer  Complete

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